                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       MARCH 1, 2000 (FEBRUARY 23, 2000)



                                 SPECTRX, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             DELAWARE                     0-22179             58-2029543
 (STATE OR OTHER JURISDICTION OF     (COMMISSION FILE     ( I.R.S. EMPLOYER
           INCORPORATION)                 NUMBER)         IDENTIFICATION NO.)



        6025 A UNITY DRIVE, NORCROSS, GA                  30071
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 770-242-8723


-------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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         Item 5.  Other Events

         On February 23, 2000 SpectRx, Inc. announced that it had completed a private placement of 400,000 shares of the company's common stock, resulting in gross proceeds to the company of $5 million, as more fully described in the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.

         Item 7.  Financial Statements and Exhibits.

                  (a)      Financial statements of businesses acquired.
                           Inapplicable.

                  (b)      Pro Forma financial information. Inapplicable.

                  (c)      Exhibits.
                           The following exhibit is filed herewith:

                           Exhibit No.       Exhibit Description
                           99.1              Press Release dated
                                             February 23, 2000



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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SpectRx, Inc.



Date:    March 1, 2000      by: /s/ Thomas H. Muller, Jr.
                                    -----------------------------------------
                            Thomas H. Muller, Jr.
                            Executive Vice President & Chief Fiancial Officer
                            and Secretary



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                                 EXHIBIT INDEX

EXHIBIT NO.       EXHIBIT DESCRIPTION
-----------       -------------------
99.1              Press Release dated February 23, 2000